EXHIBIT 10.8

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.
Omitted information marked “******” in this Exhibit has been filed with the Securities and
Exchange Commission together with such request for confidential treatment.

FIRST AMENDMENT TO COAL SUPPLY AGREEMENT

Between

PACIFICORP

and

WESTMORELAND KEMMERER INC.

For Coal Deliveries Beginning January 1, 2017

THIS FIRST AMENDMENT amends the Coal Supply Agreement effective July 1, 2010, for coal deliveries beginning January 1, 2017 (“2017 CSA”), between WESTMORELAND KEMMERER, INC., a Delaware corporation with offices in Englewood, Colorado, successor in interest to Chevron Mining Inc. (“Seller”), and PACIFICORP, an Oregon corporation with offices in Salt Lake City, Utah (“Buyer”).

RECITALS

A.
The Parties desire to amend the following portions of the 2017 CSA at the same time they desire to amend the Coal Supply Agreement dated July 1, 1992, as amended and restated in the FIFTEENTH AMENDMENT TO COAL SUPPLY AGREEMENT, effective July 1, 2010 as further amended (“CSA”) between PACIFICORP and WESTMORELAND KEMMERER, INC., as successor in interest to Chevron Mining Inc.

B.	Seller and Buyer intend for the First Amendment to 2017 CSA, and the Eighteenth Amendment to CSA, to become effective simultaneously.

In consideration of the mutual benefits, the Parties amend the 2017 CSA as follows:

1.	Section 3.02(d) as presently written shall be deleted and replaced with the following:

3.02(d)    “Annual Maximum.

(1)	Except as stated in 3.02(d)(2), Buyer may not request as Requirements (as defined in Section 3.02(f), and Seller shall not be obligated to deliver, coal in excess of ******

EXHIBIT 10.8

tons in any Contract Year (“Annual Maximum”), subject to the additional delivery of Shortfall Tons as provided in Section 3.04(a) below. The Annual Maximum for the 2017 Stub Year shall be ****** tons minus the 2016 Stub Year Tons.

(2)
Notwithstanding the reductions in Annual Maximum under PacifiCorp’s notice dated August 13, 2014 as accepted and agreed by Westmoreland Kemmerer, Inc. dated March 13, 2015, for Contract Year 2017–2018, the Annual Maximum shall be ****** tons.”

2.	Section 3.02(e) as presently written shall be deleted and replaced with the following:

3.02 (e) “Inventory and Ending Target Inventory. As provided in Section 3.03(b), Buyer shall provide a firm nomination of its final inventory for the Contract Year. This firmly nominated amount shall be the “Ending Target Inventory.” Buyer’s Ending Target Inventory
shall be between ****** and ****** tons, except for: (i) 2017 Stub Year for which Buyer’s Target Inventory shall be between****** and ****** tons; and (ii) Contract Year 2017-2018 for which Buyer’s Ending Target Inventory shall be between ****** and ****** tons. Seller may deliver coal to inventory in stockpiles in excess of the Ending Target Inventory for a Contract Year. Buyer and Seller shall work cooperatively to schedule deliveries pursuant to Section 3.07. In addition, Seller and Buyer shall cooperate to allow Seller to add to inventory in Buyer’s stockpiles to reduce the likelihood that Buyer’s inventory will fall below the level specified in Section 3.05.”

3.
The third and fourth sentences in Section 3.04(a) Shortfall as presently written shall be deleted and replaced with the following: “Except as stated below regarding the 2017 Stub Year, the total volume of Shortfall Tons to be delivered in any Contract Year shall not exceed ****** tons. In the event that the Shortfall Tons in any Contract Year (except the 2017 Stub Year) exceed ****** tons, then such failure shall constitute a breach of this Agreement and Buyer shall have any and all remedies available for such a breach. For the 2017 Stub Year only, the foregoing sentences shall apply except that the phrase “****** tons” in both sentences shall be replaced with “****** tons.”

4.
The first sentence in Section 3.05 as presently written shall be deleted and replaced with the following: “Except as stated below regarding the 2017 Stub year, if Buyer’s inventory is less than a total of ****** tons then Buyer may provide written notice to Seller that Buyer requires a plan to increase inventory of the coal. For the 2017 Stub Year only, if Buyer’s inventory is less than a total of ****** tons then Buyer may provide written notice to Seller that Buyer requires a plan to increase inventory of the coal.”

5.
Section 3.09 as presently written shall be deleted in its entirety. As a result, the definition of “Net RDT” as presently written in Section 3.02(f) shall be deleted and replaced with “equal to zero tons.”

6.	Section 8.06 as presently written shall be deleted and replaced with the following:

EXHIBIT 10.8

8.06 “Calculation of Excuse Tons

(a)
For Excuse events declared by Seller under Section 8.01, the determination of tons affected by an Excuse event for the purpose of Section 5.02 shall be calculated by taking the total deliveries over the previous thirty-six (36) months unaffected by Excuse events divided by the number of delivery days in the previous thirty-six (36) months unaffected by Excuse events to arrive at a daily average rate of deliveries. The daily average rate shall then be multiplied by the number of delivery days covered in the Excuse event to arrive at the excused tons. The excused tons shall reduce on a pro-rata basis the quantities contained in the two pricing tiers specified in Section 5.02 based upon and subject to the Annual Maximum.

(b)
For Excuse events declared by Buyer under Section 8.01, the determination of tons affected by an Excuse event for the purpose of Section 5.02 shall be calculated by taking the total deliveries over the previous thirty-six (36) months unaffected by Excuse events divided by the number of delivery days in the previous thirty-six (36) months unaffected by Excuse events to arrive at a daily average rate of deliveries. The daily average rate of deliveries is further adjusted by a percentage calculated as follows: (i) the tons burned in the unit(s) affected by the Excuse event over the prior 36 months unaffected by Excuse events (ii) divided by the total tons burned at the Plant over the prior 36 months unaffected by Excuse events. This results in the Affected Unit(s) Daily Average. The Affected Unit(s) Daily Average shall then be multiplied by the number of days covered in the Excuse event to arrive at the excused tons. The excused tons shall reduce on a pro-rata basis the quantities contained in the two pricing tiers specified in Section 5.02 based upon and subject to the Annual Maximum.

(c)	Exhibit I sets forth examples of how the Parties intend for the foregoing calculations to be applied.”

7.	Except as amended herein, all other portions of the 2017 CSA, are in full force and effect.

The Parties have caused this First Amendment to be executed and to become effective on October 20, 2015, which is the same date that the Eighteenth Amendment to CSA becomes effective.

Westmoreland Kemmerer LLC	Pacificorp
By: /s/ Samuel Hagreen	By: /s/ Dana Ralston
Its: General Counsel	Title: VP COAL GEN & MINING
Date Signed: October 20, 2015	Date Signed: October 29, 2016

EXHIBIT 10.8

Exhibit I - Excuse Tons Calculation Examples (Page 1)
Eighteenth Amendment to Coal Supply Agreement
between
Pacificorp
and
Westmoreland Kemmerer, LLC
(f/k/a Westmoreland Kemmerer, Inc.)

******

Exhibit I tables fully redacted